UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 12, 2016

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 13, 2016, the Company, following approval by its Board of Directors and Shareholders, filed Articles of Restatement to the Company’s Articles of Incorporation with the Indiana Secretary of State, which included the Fourth Amended and Restated Articles of Incorporation. The Fourth Amended and Restated Articles of Incorporation were effective upon filing the Articles of Restatement with the Indiana Secretary of State. The Fourth Amended and Restated Articles of Incorporation included an amendment which increased the authorized shares of the Company’s common stock from 150,000,000 to 300,000,000 shares, without par value.

The Fourth Amended and Restated Articles of Incorporation are filed as Exhibit 3.1 and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 12, 2016. Matters voted upon were: (1) election of directors to serve for one year and until the election and qualification of their successors; (2) approval of a non-binding advisory proposal on Executive Compensation; (3) approval of the Amendment to Article IV of the Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000 shares; and (4) ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2016. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below:

1. Election of the Company’s Board of Directors consisting of 14 Directors to serve for one year and until the election and qualification of their successors:

Director Nominee	For	Against	Abstentions	Broker Non-Votes
Alan W. Braun	77,848,020	960,764	0	20,103,045
Niel C. Ellerbrook	77,688,267	1,120,517	0	20,103,045
Andrew E. Goebel	77,721,030	1,087,754	0	20,103,045
Jerome F. Henry, Jr.	78,294,997	513,786	0	20,103,045
Robert G. Jones	73,236,032	5,572,752	0	20,103,045
Phelps L. Lambert	77,810,153	998,630	0	20,103,045
Arthur H. McElwee, Jr.	78,057,490	751,294	0	20,103,045
James T. Morris	78,036,687	772,097	0	20,103,045
Randall T. Shepard	78,171,801	636,982	0	20,103,045
Rebecca S. Skillman	78,166,896	641,887	0	20,103,045
Kelly N. Stanley	77,729,873	1,078,911	0	20,103,045
Derrick J. Stewart	78,212,876	595,907	0	20,103,045
Katherine E. White	78,228,564	580,219	0	20,103,045
Linda E. White	78,203,424	605,360	0	20,103,045

2. Approval of a non-binding advisory proposal on Executive Compensation.

For	Against	Abstentions	Broker Non-Votes
70,901,119	2,320,893	784,880	20,103,045

3. Approval of the Amendment to Article IV of the Articles of Incorporation to increase the number of authorized shares of common stock of the Company from 150,000,000 to 300,000,000.

For	Against	Abstentions	Broker Non-Votes
77,396,970	11,365,133	723,692	4,817,156

4.	Ratification of the appointment of Crowe Horwath LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2015.

For	Against	Abstentions	Broker Non-Votes
92,949,198	855,618	289,194	4,817,150

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

May 16, 2016	By:	/s/ Jeffrey L. Knight

Name: Jeffrey L. Knight
Title: EVP, Chief Legal Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Fourth Amended and Restated Articles of Incorporation of Old National Bancorp